EXHIBIT 10.4

                            EIGHTH AMENDMENT TO LEASE


     This Eighth Amendment to Lease (the "Eighth Amendment") is made and entered into as of this 14th day of August, 1998, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, by and through its general partner, DUKE REALTY INVESTMENTS, INC., an Indiana corporation, authorized to do and doing business in the State of Missouri ("Landlord") and EXPRESS SCRIPTS, INC. ("Tenant").

     WHEREAS, Riverport, Inc. and Douglas Development Company - Irvine Partnership in Commendam (collectively, the "Original Landlord") and Tenant entered into a lease dated March 3, 1992 (including all Exhibits and Addenda thereto, the "Original Lease") for a certain 64,000 square foot office/warehouse building (the "Building") to be designed and constructed by Landlord in accordance with plans and specifications referenced in the Lease;

     WHEREAS, in November, 1992, Original Landlord transferred all its right, title, and interest in the Building to Sverdrup/MDRC Joint Venture ("Successor Landlord") and said Successor Landlord assumed all of Original Landlord's duties and obligations under the Lease;

     WHEREAS, Successor Landlord and Tenant entered into a first Amendment to Lease dated December 29, 1992 (the "First Amendment") whereby Tenant agreed to pay for the cost of changes to the specifications of the Building in the amount of $47,987.00 by fully amortizing that amount over the balance of the term of the Lease;

     WHEREAS, Successor Landlord and Tenant entered into a Second Amendment to Lease dated May 28, 1993 (the "Second Amendment") to add an additional parking lot for 310 cars to the Premises;

     WHEREAS, Successor Landlord and Tenant entered into a Third Amendment to Lease dated October 15, 1993 (the "Third Amendment") to add an additional 12,365 square feet to the Premises (the "Additional Space"); and

     WHEREAS, Successor Landlord and Tenant entered into a Fourth Amendment to Lease dated March 24, 1994 (the "Fourth Amendment") to increase the size of the Property and to add an additional 55,000 square feet (the "Expansion Space") to the Building; and

     WHEREAS, Successor Landlord and Tenant entered into a Fifth Amendment to Lease dated June 30, 1994 (the "Fifth Amendment") whereby Tenant agreed to pay for the cost of changes to the specifications of the Building in the amount of $126,911.00 by fully amortizing that amount over the balance of the term of the Lease and deleted the Additional Space as part of the Premises (but with the agreement the Third Amendment would constitute a lease in and of itself for the Additional Space as provided in the Fifth Amendment); and

     WHEREAS, Successor Landlord and Tenant entered into a Sixth Amendment to Lease dated January 31, 1995 (the "Sixth Amendment") whereby Tenant and Landlord agreed to make the changes set forth in IOC#3 and IOC #4 attached thereto totaling $61,101.00 of additional cost; and

     WHEREAS, Landlord and Tenant entered into a Seventh Amendment to Lease dated as of the date hereof (the "Seventh Amendment") whereby Tenant and Landlord agreed to extend the term of the lease for the Additional Space; and

     WHEREAS, Landlord and Tenant have as of the date hereof entered into a separate and distinct Office Lease ("Office Lease") for space in an adjacent building to be constructed by Landlord for Tenant's use on adjacent property; and

     WHEREAS, Landlord has requested Tenant's approval to relocate the Supplemental Lot (as defined in the Second Amendment) such that 254 spaces will be relocated in a triangular shaped parking lot behind the Premises and another 56 spaces will be relocated in and designated in certain common property parking area located behind the Premises.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of where are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Landlord shall cause the "Trustees of Duke/Riverport Site No. 1" to cause to be designated as a "Restricted Use Area" (sometimes herein "RUA"), as such terms are more specifically defined in the Sub-Indenture described below [and which said specific RUA shall be herein sometimes referred to as the "Lot 1A Restricted Use Area" or the "Lot 1A RUA" (and shall NOT include other Restricted Use Areas)], --- those landscape, parking and access areas shown on EXHIBIT A hereto as "Lot 1A RUA" and made a part hereof, and Landlord shall cause the "Trustees of Duke/Riverport Site No. 1" to cause all of the areas identified in the Sub-Indenture as "Common Property" to be designated as such (including, without limitation, the landscape, parking and access areas located, or to be located, on the Common Property as shown on EXHIBIT A hereto), all as more specifically provided in that certain "Declaration of Covenants, Restrictions and Easements for Access and Parking for Property in the City of Maryland Heights, County of St. Louis, State of Missouri Known as Duke/Riverport Site No. 1 (hereinafter "Sub-Indenture"). The areas of the Lot 1A RUA (and the areas of the Lots 1B and 1C Restricted Use Areas) and the Duke/Riverport Site No. 1 Common Property are shown on EXHIBIT A hereto. Tenant shall have the exclusive right to the use and enjoyment of the 752 parking spaces existing and to be constructed within the Lot 1A RUA (498 parking spaces immediately adjacent to the Building and 254 parking spaces in the triangular parking area behind the Building) and in addition thereto shall have the right to the use of an additional 56 of the 1696 Common Property parking spaces, the location of which are to be designated as provided herein, some of which are presently existing and some of which are to be constructed on the Common Property, for a total of not less than 808 parking spaces. Within ninety (90) days of the date of this Eighth Amendment, Landlord shall cause the Sub-Indenture (in the form attached hereto as EXHIBIT B, unless changes thereto are mandated by the City of Maryland Heights, Missouri, in which case all such changes shall be subject to Tenant's approval, which said approval shall not be unreasonably withheld, conditioned or delayed) to be recorded in the Office of the Recorder of Deeds of St. Louis County, Missouri and shall provide to Tenant a copy of said Sub-Indenture bearing recording information. Immediately following the recordation of the Sub-Indenture, Landlord shall cause the Trustees of Duke/Riverport Site No. 1 to execute a Resolution (in form and substance substantially similar to EXHIBIT C attached hereto and made a part hereof) whereby the said Trustees designate and assign 56 parking spaces within the Common Property identified in the Resolution for the benefit of Landlord and Tenant, the location of which parking spaces are set forth in Exhibit 1 to the Resolution.

     2. Upon construction and completion of the improvements to the parking areas in accordance with the Office Lease, Tenant shall thereafter use Lot 1A RUA and the 56 designated parking spaces in the Common Property for its parking needs as herein provided and for all other permitted purposes under the Original Lease, as amended, and the Sub-Indenture, and shall no longer use, nor have any responsibility for, the existing 310 space parking lot (the "Supplemental Lot") located across Riverport Drive from the Building. Lot 1A RUA and the 56 parking spaces designated in and identified in the Common Property are hereby made a part of the "Premises", as such term is defined in the Original Lease.

     3. The Trustees appointed pursuant to the terms of the Sub-Indenture (Trustees of Duke/Riverport Site No. 1) shall sometimes hereinafter be referred to as the "Sub-Trustees." Upon written request from Tenant, Landlord shall use all reasonable efforts to cause the Sub-Trustees to enforce the Sub-Indenture. Notwithstanding the foregoing, if any appointees of Landlord serve as a Trustee of Duke/Riverport Site No. 1, upon written request from Tenant, Landlord shall cause such appointees to exercise their rights and duties under the Sub-Indenture to cause enforcement of the Sub-Indenture. Landlord shall promptly notify Tenant in writing of any proposed amendment to the Sub-Indenture, and shall promptly furnish a copy of such proposed amendment to Tenant. Notwithstanding the foregoing, Landlord shall not consent or agree to any amendment of the Sub-Indenture or any action thereunder which would affect in a material, adverse manner Tenant's rights with respect to the Lot 1A RUA or the Common Property, as in this Original Lease specifically provided, without the prior written consent of Tenant, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary herein, as between Landlord and Tenant, and in the event of any inconsistency or conflict between the terms and provisions of the Sub-Indenture and the terms and provisions of the Original Lease, as amended, the terms and provisions of the Original Lease, as amended, shall prevail. Landlord hereby designates Tenant as its representative for purposes of consenting to (i) any Special Assessments pursuant to Section 3.4 of the Sub-Indenture, (ii) any Special Assessments "for the initial construction of Common Property improvements, except for those improvements reasonably necessary for the preservation and protection of the then existing Common Property" (which latter Special Assessments require the unanimous consent of the Owners) as in Section 3.4 of the Sub-Indenture provided, and (iii) any change proposed by the Trustees of Duke/Riverport Site No. 1 in the Lot 1A RUA as authorized by Section 4.1 of the Sub-Indenture (provided, however, in each of the foregoing cases such consent shall not be unreasonably withheld, conditioned or delayed). Said designations shall be evidenced by specific reference in an amendment to the existing memorandum of the Original Lease, as amended, and shall be recorded in the real estate records of St. Louis County, Missouri. Landlord and Tenant agree to execute and record such a memorandum upon Landlord's replatting of the real property within the Premises and the recordation of the Sub-Indenture.

     4. Tenant shall have no obligation or liability with respect to the costs of the improvements to be made to Lot 1A RUA and the Common Property; the obligation for such improvements being Landlord's (as provided in the Office Lease). Following the construction of the improvements to Lot 1A RUA and the Common Property as required by the Office Lease, Tenant's maintenance obligations and other responsibilities with respect to Lot 1A RUA and the 56 parking spaces designated for the use and enjoyment of Tenant within the Common Property shall be the same (and no more) as with the existing parking adjacent to the Building and the Supplemental Lot; provided, however, with respect to the 56 parking spaces within the Common Property, Tenant shall reimburse the Sub-Trustees for a proportionate share of the costs and expenses which would otherwise be payable by Tenant under the terms of the Original Lease, as amended, such proportionate share to be based upon Tenant's 56 parking spaces to the total number of parking spaces within the Common Property (exclusive of Restricted Use Areas).

     5.  Anything  in  the  Original   Lease,   as  amended,   to  the  contrary
notwithstanding, if at anytime after the date hereof Landlord or the Sub-Trustees amend the Sub-Indenture, or take any action thereunder, or amend of the Resolution which would affect in a material, adverse manner Tenant's rights with respect to the Lot 1A RUA or the Common Property (as said rights pertain to parking and access) (but for the purposes of this paragraph, parking and access rights only) (as in paragraph 1 above hereof provided), then the parties hereto agree that such shall constitute a default by Landlord hereunder and shall be deemed to be a "construction eviction" of Tenant from the Premises, entitling Tenant to all rights and remedies hereunder, at law or in equity provided in the case of such a "constructive eviction" and default. The specified remedies herein shall be non-exclusive and in addition to any other remedies available to Tenant at law or in equity.

     6. Except as specifically amended herein, all the terms of the Lease and the Additional Space Lease shall remain in full force and effect and shall not be modified hereby.

     IN WITNESS WHEREOF, Landlord and Tenant have set forth their hands as of the day and year first above written.

                                   LANDLORD

                                   DUKE REALTY LIMITED PARTNERSHIP,
                                   an Indiana limited partnership

                                     By:    DUKE REALTY INVESTMENTS, INC.,
(SEAL)                                      an Indiana corporation,
                                            its general partner
ATTEST:
                                            By:  /s/ Ramsey Maune
                                                    Ramsey Maune
/s/ James D. Eckhoff                                Vice President
James D. Eckhoff                                    St. Louis Industrial Group
Assistant Secretary

                                    TENANT

                                    EXPRESS SCRIPTS, INC.,
 (SEAL)                             a Missouri corporation

ATTEST:                               By: /s/ Thomas M. Boudreau
                                          Thomas M. Boudreau
                                          Senior Vice President of
                                          Administration
/s/ Keith J. Ebling
Keith J. Ebling, Assistant
   Secreaty
(PLEASE PRINT NAME AND TITLE)


LANDLORD:

STATE OF MISSOURI          )
                           ) SS.
COUNTY OF ST. LOUIS        )

     On this 14th day of August, 1998, before me appeared RAMSEY F. MAUNE, to me personally known, who, being by me duly sworn did say that he is the Vice President General Manager St. Louis Industrial Group of DUKE REALTY INVESTMENTS, INC., general partner of DUKE REALTY LIMITED PARTNERSHIP, an Indiana Limited Partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors for and with the authority of DUKE REALTY LIMITED PARTNERSHIP; and said RAMSEY F. MAUNE acknowledged said instrument to be the free act and deed of said corporation and said partnership.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


                                             /s/ Laura A. Duncan
                                             Notary Public


TENANT:

STATE OF MISOURI    )
                    ) SS.
COUNTY OF ST. LOUIS )


     On this 14th day of August, 1998, before me appeared Thomas M. Boudreau, to me personally known, who, being by me duly sworn did say that he is the Senior Vice President of Administration of EXPRESS SCRIPTS, INC., a corporation of the State of Missouri, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Thomas M. Boudreau acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                         Kathleen M. Dolan
                                         Notary Public

                                    EXHIBIT A
                          TO EIGHTH AMENDMENT TO LEASE
                                 (TO LOT 1A RUA)


                  (This Exhibit contains a pictorial of Site 1)

                                    EXHIBIT B
                          TO EIGHTH AMENDMENT TO LEASE



              DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENTS
                       FOR ACCESS AND PARKING FOR PROPERTY
                        IN THE CITY OF MARYLAND HEIGHTS,
                     COUNTY OF ST. LOUIS, STATE OF MISSOURI,
                       KNOWN AS DUKE/RIVERPORT SITE NO. 1

                   DUKE REALTY LIMITED PARTNERSHIP, DECLARANT


                                August ____, 1998


                                      INDEX



ARTICLE/SECTION                                                         PAGE
NUMBER                             CAPTION                             NUMBER

I                          PROPERTY SUBJECT TO DECLARATION                    3
1.1                        Existing Property                                  3
1.2                        Additions To Existing Property                     3
II                         TRUSTEES                                           4
2.1                        Membership                                         4
2.2                        Qualification                                      4
2.3                        Election Of Trustees                               4
2.4                        Term Of Office                                     5
2.5                        Procedures                                         6
2.6                        Duties And Powers                                  6
2.7                        Power To Assess                                    7
2.8                        Eminent Domain                                     7
III                        ASSESSMENTS                                        8
3.1                        Assessment                                         8
3.2                        Annual Assessments For Common Property             8
3.3                        Restricted Use Area Assessments                   10
3.4                        Special Assessments                               10
3.5                        Notice To Owners                                  10
3.6                        Commencement Date Of Annual Assessment            11
3.7                        Due Date Of Assessments                           11
3.8                        Owner's Personal Obligation For
                               Payment Of Assessments                        11
3.9                        Assessment Lien And Foreclosure                   12
3.10                       Common Property Exempt                            13
IV                         COMMON PROPERTY                                   13
4.1                        Establishment Of Common Property And Restricted
                           Use Areas ("RUA")                                 13
4.2                        Easements For The Use Of Common Property And RUA  14
4.3                        Title To Common Property                          15
4.4                        Extent Of Easements                               16
4.5                        Trustees Management Of Common Property            16
4.6                        Maintenance Of RUA And Common Property            17
4.7                        Construction Of Parking Structures and Additional
                           Parking Areas                                     21
V                          MISCELLANEOUS PROVISIONS                          23
5.1                        Duration                                          23
5.2                        Amendment                                         23
5.3                        Enforcement                                       24
5.4                        Severability Of Provisions                        25
5.5                        Notice                                            25
5.6                        Title                                             26
5.7                        Singular And Plural                               26
5.8                        Binding Effect                                    26
5.9                        Conflicting Terms                                 16

     THIS DECLARATION OF COVENANTS, RESTRICTIONS AND EASEMENTS FOR ACCESS AND PARKING ("Declaration"), is made as of this ______ day of _____________, 1998, by W. Gregory Thurman, Timothy J. McCain and Lisa G. Bulczak, Trustees of Duke/Riverport Site No. 1 ("Trustees"), and Duke Realty Limited Partnership, a partnership organized pursuant to the laws of the State of Indiana ("Duke Realty").

     WITNESSETH:

     WHEREAS, Duke Realty is the owner of certain real property located in St. Louis County, Missouri known as Lot 1 of Duke/Riverport Site No. 1, pursuant to the Plat thereof recorded at Book _____ Page _____ of the St. Louis County, Missouri Records (herein sometimes referred to as " Lot 1 of Duke/Riverport Site No. 1" and/or the "Property"); and

     WHEREAS, Duke/Riverport Site No. 1 is subject to that certain First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri, dated August 10, 1987, and recorded in Book 8191, Page 380 in the St. Louis County Records, which was amended by (i) an Amendment to the First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri, dated November 4, 1988, and recorded in Book 8465, Page 1068 of the St. Louis County Records, (ii) a Second Amendment to the First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri, dated June 12, 1991, and recorded in Book 9013, Page 1955 of the St. Louis County Records,
(iii) another Second Amendment to the First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri dated July 21, 1994, and recorded in Book 10263, Page 1872 of the St. Louis County Records, (iv) a Third Amendment to the First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri dated December 18, 1995 and recorded in Book 10694, Page 1868, St. Louis County Records, (v) a Fourth Amendment to the First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri dated March 5, 1997 and recorded in Book 11104, Page 992, St. Louis County Records, and (vi) a Fifth Amendment to the First Revised and Restated Trust Indenture for the Property known as Riverport in the City of Maryland Heights, County of St. Louis, State of Missouri dated September 25, 1997 and recorded in Book 11304, Page 1396, St. Louis County Records (said Trust Indenture, as heretofore and hereafter amended, being hereinafter referred to as the "Riverport Indenture");

     WHEREAS, Duke Realty is desirous of subjecting the said Lot 1 of Duke/Riverport Site No. 1 to the further covenants, restriction and easements hereinafter set forth, to insure for all present and future owners of any part of said Lot 1 of Duke/Riverport Site No. 1 and their respective successors, assigns, invitees, agents, employees, tenants, contractors and licensees certain access and parking rights, each and all of which is and are for the benefit of said Property and shall inure to the benefit of and pass with said Property and each and every part thereof; and

     WHEREAS, Duke Realty desires to hereby convey by special warranty deed certain rights and interests in the hereinafter specified common, access and parking areas to the Trustees hereinafter named and to define the right, title, interests, duties, privileges, easements, and liabilities with respect thereto and to provide for the improvement, maintenance, management, control and operation of such common, access and parking areas for the mutual benefit of the owners of all or any part of Lot 1 of Duke/Riverport Site No. 1.

     NOW, THEREFORE, Duke Realty hereby declares that Lot 1 of Duke/Riverport Site No. 1 and each and every part thereof, shall be held, transferred, sold, conveyed and occupied subject to the covenants, restrictions and easements hereinafter set forth.

                                   ARTICLE I

                        PROPERTY SUBJECT TO DECLARATION

     1.1 EXISTING PROPERTY. The real property which is, and shall be held, transferred, sold, conveyed, and occupied subject to this Declaration is located in St. Louis County, Missouri, is known as Lot 1 of Duke/Riverport Site No. 1, and is herein sometimes referred to as such and/or the "Property," and each and every such lot or parcel from time to time located within said Property shall be hereinafter referred to as a "Parcel" (including, but not limited to Lots 1A, 1B and 1C of Lot 1 of Duke/Riverport Site No. 1.

     1.2 ADDITIONS TO EXISTING PROPERTY. Duke Realty, its successors or assigns, may from time to time add to the Property now subject to this Declaration, additional lands; provided, however, that said additions may be used only for the same or similar purposes as the existing Property; that said additions be contiguous to the existing Property or subsequent additions thereto; that said additions include sufficient additional parking so that, at a minimum, the minimum parking requirements as then prescribed by the zoning ordinances of the City of Maryland Heights or other governmental authority having jurisdiction over the Property will be met; and that if said additions be made by any person, firm, or corporation other than Duke Realty or its successors and/or assigns, that the Trustees hereinafter named give their prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. The additions authorized under this Article I shall be made by executing and delivering to the Trustees hereinafter named and filing of record in St. Louis County, Missouri, a Supplementary Declaration which shall extend the provisions of this Declaration to such additional property. Such Supplementary Declarations may contain additional and complimentary provisions as may be necessary to reflect the different character, if any, of the added property as are not inconsistent with the scheme of this Declaration.

                                   ARTICLE II

                                    TRUSTEES

     2.1 MEMBERSHIP. There is established a Board of Trustees, which shall consist of three (3) members who shall serve without remuneration. The Trustees shall sometimes be referred to as the "Trustees of Duke/Riverport Site No. 1" or the "Trustees."

     2.2 QUALIFICATION. Except as specifically provided otherwise, to qualify as a member of the Board of Trustees, a person must be an Owner (as defined herein), an officer of an Owner or the duly appointed representative of an Owner. The owners of fee simple title to the Parcels comprising Duke/Riverport Site No. 1 shall sometimes be referred to individually as the "Owner" and collectively as the "Owners."

     2.3 ELECTION OF TRUSTEES. The Owners of Parcels in Duke/Riverport Site No. 1 (and if additions to the Property are made as provided in SECTION 1.2 hereof, the Owners of all Parcels then comprising the Property) shall elect the Trustees. Each Parcel shall be entitled to a vote(s) based upon the number of parking spaces located in the "Common Property" (but not the "Restricted Use Areas") (as said terms are hereinafter defined) from time-to-time designated and/or assigned by the Trustees to that Parcel in relation to the total number of parking spaces then existing in the Common Property (but not including the Restricted Use Areas) calculated as a percentage (hereinafter referred to as the Owner's "Pro-Rata Interest"). Trustees shall be elected at an annual meeting of the Owners to be called by the Trustees giving written notice to the Owners of same at least thirty (30) days in advance. Owners of at least sixty percent (60%) of the Pro-Rata Interest, present in person or represented by written proxy, shall constitute a quorum for the election of Trustees. All proxies must be in writing, signed by the voting Owner granting the proxy, and filed with the Trustees prior to the election. The exact procedure of voting shall be as determined by the Trustees from time-to-time consistent with the Owners' Pro-Rata Interests. When two or more persons or entities hold an undivided interest in any Parcel, the vote(s) for said Parcel shall be made as they among themselves determine in their sole discretion. In all said elections, Owners may cast their votes for as many Trustees to be elected or may cumulate their vote and give one candidate as many votes as the number of Trustees to be elected multiplied by the number of votes, or to distribute the votes on the same principle among as many candidates as said Owner may see fit (cumulative voting).

     2.4 TERM OF OFFICE. The Trustees presently serving hereunder and who shall serve until their successors are duly elected or appointed, are: W. Gregory Thurman Timothy J. McCain Lisa G. Bulczak The term of office for each Trustee shall be one (1) year and shall run from the first day of January through the thirty first day of December of that year (except that the term of the Trustees herein named shall commence on the date hereof and shall continue until December 31, 1998). Upon the expiration of the term of a Trustee, or whenever any one or more of the Trustees or their successors appointed as herein provided shall die, be unable to act, resign, or shall cease to have an interest in the above described property as an Owner, an officer of an Owner, or a duly appointed representative of an Owner, as applicable, his replacement shall be elected by the then Owners for the remainder of his term. Should said Owners fail, within thirty (30) days, to elect a replacement, then the remaining Trustee(s) shall appoint an interim Trustee(s) to serve for the unexpired term.

     2.5 PROCEDURES. The Trustees shall keep minutes of their proceedings. Any Trustee may call a meeting of the Trustees upon fifteen (15) days' written notice thereof; provided, however, that such notice may be waived by unanimous consent of the Trustees. Any two Trustees at any meeting regularly called may exercise the powers of the Trustees, except for actions requiring unanimous consent hereunder. Two Trustees shall constitute a quorum. Action of the Trustees shall be by a majority vote of the Trustees except for actions requiring unanimous consent hereunder. The Trustees shall serve without pay, except for expenses reasonably incurred.

     2.6 DUTIES AND POWERS. The Trustees shall have the right, power, and authority to enforce the covenants, restrictions and easements herein set forth, to provide for the management, maintenance and any alteration or improvement of the Common Property which they may deem necessary or desirable, to establish such procedures and policies necessary or deemed desirable to provide for the general welfare of the Owners and the tenants of the Owners, in accordance with the purpose and intent of this Declaration, to enter into contracts as may be necessary or desirable to carry out the provisions of this Declaration (including the power to enter into long-term contracts extending beyond the term of the Trustees then in office), and to retain the services of professionals as deemed necessary by the Trustees. The powers of the Trustees herein set forth are intended to augment rather than to restrict the authority of the Trustees.
Any other provision of this Declaration to the contrary, if any, notwithstanding, the Trustees shall make suitable provision for compliance with
(i) all  subdivision  and other  ordinances,  rules and regulations of St. Louis
County, Missouri, the City of Maryland Heights, Missouri and/or such other governmental entity then having jurisdiction over the Property, and (ii) the Riverport Indenture.

     2.7 POWER TO ASSESS. The Trustees shall have the right, power, and authority to levy and collect assessments against the Property, as hereinafter specifically provided, for the purpose of carrying out their powers and duties herein specified.

     2.8 EMINENT DOMAIN. In the event it shall become necessary for any public agency to acquire all or any part of the Common Property (including the Restricted Use Areas) conveyed to the Trustees, for any public purpose, the Trustees are hereby authorized to negotiate with such public agency for such acquisition and to execute instruments necessary for that purpose, including deeds of conveyance. Should acquisitions by eminent domain become necessary, only the Trustees need be made parties. To the extent reasonably necessary to carry out the powers and duties herein specified, the proceeds received shall be held by the Trustees for the benefit of those entitled to the use of the Common Property. All excess proceeds (after deducting all reasonable expenses incurred by the Trustees in any such eminent domain proceeding), if any, as determined by the Trustees in their sole discretion, shall be distributed to the Owners as their interests appear; providing, however, that if there are mortgage liens of record, said excess proceeds shall be distributed jointly to said Owner(s) and its lender(s). Notwithstanding the above, all excess proceeds derived from the taking of any Restricted Use Areas (after deducting all reasonable expenses incurred by the Trustees in any such eminent domain proceeding) shall be distributed to the Owners to which those Restricted Use Areas have been assigned; providing, however, that if there are mortgage liens of record, said excess proceeds shall be distributed jointly to said Owner(s) and its lender(s).

                                   ARTICLE III

                                   ASSESSMENTS


     3.1 ASSESSMENT. Each Owner of a Parcel in the Property by acceptance of a deed therefor, whether or not it shall be so expressed in any such deed or other conveyance, shall be deemed to covenant and agree to pay (i) annual assessments or charges, not including Restricted Use Area assessments; (ii) Restricted Use Area assessments; and (iii) special assessments, such assessments to be established and collected from time-to-time as hereinafter provided. The foregoing assessments shall to be in addition to any other assessments established under this Declaration or under the Riverport Indenture.

     3.2 ANNUAL ASSESSMENTS FOR COMMON PROPERTY. By December 1st of each year, the Trustees shall estimate the expenses to be incurred by the Trustees in connection with the Common Property (exclusive of the Restricted Use Areas) pursuant to the terms hereof for the ensuing calendar year and shall notify each Owner in writing as to the amount of said estimate; provided, however, a failure by the Trustees to so estimate and notify by said date shall not relieve any Owner from responsibility for payment of assessments. The estimated annual cash required by the Trustees to meet its aforesaid expenses during the ensuing calendar year shall then be assessed against the Owners according to each Owner's Pro-Rata Interest (as defined in SECTION 2.3 hereof). On the first day of January of each year each Owner shall be obligated to pay to the Trustees, or as the Trustees may direct, the said annual assessment. In the event that, at any time during the year, the Trustees shall determine that the operating expenses to be incurred by the Trustees in connection with the Common Property (exclusive of the Restricted Use Areas) pursuant to the terms hereof during the remainder of the calendar year will be in excess of its December 1st estimate, the Trustees may revise its said estimate for the balance of the calendar year and the Trustees shall, within thirty (30) days of such revision, notify the Owners in writing, as to the amount of the revised estimate, with the particulars therein itemized. The revised cash required by the Trustees to meet its aforesaid revised expenses during the remainder of the then calendar year shall then be assessed against the Owners according to each Owner's Pro-Rata Interest. On the first day of the following full month, each Owner shall be obligated to pay to the Trustees the full additional annual assessment amount due based upon the revised estimate. The first annual assessment for the Common Property (exclusive of the Restricted Use Areas) for the initial calendar year (or partial calendar year, as the case may be) shall be established by the majority vote of the Trustees. Subsequent annual assessments for the Common Property (exclusive of the Restricted Use Areas) may be increased only by majority vote of the Trustees; provided, however, the following increases shall be automatically assessed by the Trustees and shall not require a vote by the Trustees or the approval of the Owners: (i) an increase of up to ten percent (10%) of the immediately preceding annual assessment (annualized if the immediately preceding assessment was for a partial calendar year) shall be automatically allowed in the amount of estimated increase in the estimated cash requirements (but not to exceed 10%), and (ii) increases due to an increase in taxes assessed or levied against the Common Property and/or improvements to the Common Property (exclusive in each case of the Restricted Use Areas). All other increases in the annual assessments must also be approved by a majority of the Owners. On or before March 31 of each calendar year, the Trustees shall determine the actual cash expenditures for the previous year, and should a surplus exist at the end of any calendar year (including the initial partial calendar year), the Trustees shall reduce the next total annual assessment by an amount equal to said surplus less amounts which the Trustees then consider reasonably necessary as a reserve for future needs. Should there be a deficit at the end of any year, the Trustees shall increase the next annual assessment by an amount equal to said deficit which amount shall be paid immediately.

     3.3 RESTRICTED USE AREA ASSESSMENTS. Restricted Use Area assessments may be assessed against the Owner benefited by such Restricted Use Areas as set forth herein by the majority vote of the Trustees and do not require the approval of the Owners.

     3.4 SPECIAL ASSESSMENTS. In addition to the annual assessments for the Common Property (exclusive of the Restricted Use Areas) and the Restricted Use Area Assessments herein authorized, the Trustees may, by majority vote, levy in any assessment year or years a special assessment for the purpose of defraying, in whole or in part, the cost of any reconstruction, unexpected repair or replacement of any Common Property improvements, including the necessary fixtures and personal property related thereto. Special assessments must also be approved by a majority of the Owners; provided, however that under no circumstances may a special assessment be made for the initial construction of Common Property improvements, except for those improvements reasonably necessary for the preservation and protection of the then existing Common Property, without the unanimous consent of the Owners (or the consent of any tenant or other person, if any, to whom the Owner or Owners of a specific Parcel have from time-to-time specifically delegated said Owner's or Owners' specific right to so consent in a writing placed of record with the St. Louis County Recorder of Deeds).

     3.5 NOTICE TO OWNERS. Approval by Owners as herein required may be with or without a meeting. If without a meeting, the necessary written consent of the Owners shall be made a part of the record of proceedings of the Trustees. If a meeting is called for such purpose, written notice of same shall be given to all Owners at least thirty (30) days in advance and shall set forth the purpose of the meeting and the amount of the increase proposed or of the special assessment and the proposed due and delinquent dates thereof as the case may be.

     3.6 COMMENCEMENT DATE OF ANNUAL ASSESSMENT. The first annual assessments provided for herein shall commence with the year 1999 and shall continue thereafter from year to year.

     3.7 DUE DATE OF ASSESSMENTS. The annual assessments shall become due and payable on the first day of January and shall become delinquent if not paid by the fifteenth of that month. The due date and delinquent date of any Restricted Use Area assessment or special assessment shall be fixed in the resolution authorizing such assessment. Should a Parcel become subject to assessments after January 1 in any year, and should an annual or special assessment have been levied for that year, then such assessment shall be adjusted so that such Parcel shall be charged with that portion of the assessment prorated for the balance of that year.

     3.8 OWNER'S PERSONAL OBLIGATION FOR PAYMENT OF ASSESSMENTS. The annual assessments, Restricted Use Area assessments and special assessments provided for herein shall be the personal and individual debt of the Owner(s) of the Parcel on the date same shall become due. No Owner may exempt himself from liability for such assessments. In the event of default in the payment of any assessment, when due, annual, Restricted Use Area or special, the Owner(s) of the Parcel shall be obligated to pay interest from the due date on the unpaid amount at the prime rate on January 1 of each year (and adjusted on January 1 each year thereafter), at the Mercantile Bank of St. Louis, Missouri (or any other bank the Trustees may from time-to-time designate) plus three percent (3%) per annum, together with all costs and expenses of collection, whether or not suit is instituted, including reasonable attorneys' fees.

     3.9 ASSESSMENT LIEN AND FORECLOSURE. Notwithstanding any provision to the contrary herein provided, if any, all sums assessed in the manner herein provided but unpaid, shall, together with interest, costs, expenses, and attorneys' fees, become a continuing lien and charge on the Parcel covered by such assessment, or in the case of a lien arising out of unpaid Restricted Use Area assessments, a lien on the Parcel benefited by such Restricted Use Area, which shall bind such Parcel in the hands of the Owner(s), his heirs, devisees, personal representatives, successors and assigns. The aforesaid lien shall take precedence over and be superior to all other liens and charges against the said Parcel, including, but not limited to any and all mortgages and deeds of trust, except the lien of assessments under the Riverport Indenture. Sale or transfer shall not affect any lien created pursuant hereto. To evidence the aforesaid assessment lien, the Trustees shall prepare a written notice of assessment lien setting forth the amount of the unpaid indebtedness, the name of the Owner(s) of the Parcel covered by such lien and a description of the Parcel. Such notice shall be signed by one of the Trustees and shall be filed and recorded in the offices of the Circuit Clerk of St. Louis County, Missouri and the Recorder of Deeds of St. Louis County, Missouri. A copy of said notice shall be sent by certified mail, return receipt requested, to the last known record address of each Owner of the affected Parcel, of each tenant with a lease of record affecting said Parcel, and of each person or entity having a mortgage lien of record affecting said Parcel. Such lien for payment of assessments may be enforced by foreclosing on the defaulting Owner's Parcel by the Trustees in like manner as a mortgage on real property subsequent to the recording of a notice of assessment lien as provided above, or the Trustees may institute suit against the Owner(s) personally obligated to pay the assessment and/or for foreclosure of the aforesaid lien judicially. In any foreclosure proceeding, whether judicial or non-judicial, the Owner(s) shall be required to pay the costs, expenses, and reasonable attorney's fees incurred. The Trustees shall have the power to bid on the Parcel at foreclosure or other legal or equitable sale and to acquire, hold, lease, mortgage, convey or otherwise deal with the same. Upon payment of such assessment so recorded, together with interest, costs, expenses and attorneys' fees, satisfaction thereof shall be acknowledged and recorded by the Trustees at the expense of the Owner(s) against whom the lien was filed.

     3.10 COMMON PROPERTY EXEMPT. The Common Property owned by the Trustees and which has not been designated as a Restricted Use Area subject to this Declaration shall be exempt from the assessments, charges and liens created herein; provided, however no property hereunder shall be exempt from assessments or the lien thereof under the Riverport Indenture. The Trustees, as record owners, of the Common Property shall not be considered "Owners" for any purposes hereunder.

                                   ARTICLE IV

                                COMMON PROPERTY

     4.1 ESTABLISHMENT OF COMMON PROPERTY AND RESTRICTED USE AREAS. The "Common Property" (i) shall be all of Lot 1 of Duke Riverport Site No. 1, except Lots 1A, 1B and 1C and is herein referred to as such, (ii) shall be owned by the Trustees, and (iii) shall be subject to the terms and conditions contained herein. Notwithstanding anything herein to the contrary, those areas of the Common Property which are from time-to-time reserved for the exclusive use (subject only to reasonable utility easements as are necessary to provide underground utility service to the Property and rights reserved herein to the Trustees) of certain Parcels, including but not limited to parking areas, parking garages, lawn areas, landscaping, lighting, ponds, fountains and other amenities adjacent to and/or from time-to-time designated for the exclusive use of a certain Parcel or Parcels shall be considered "Restricted Use Areas," and shall be governed by the terms and conditions hereof relating to Restricted Use Areas. For the purpose of establishing Restricted Use Areas, the Trustees shall have the power to grant non-perpetual easements to the Restricted Use Areas for the exclusive benefit of one or more Parcels, but the Trustees shall not be required to do so but rather may designate an area as a Restricted Use Area herein or hereby or in an amendment hereto or by a separate writing of record designating an area as such. Restricted Use Areas as of the date of this Declaration hereby assigned and designated are shown on Exhibit A hereto and may be from time-to-time hereafter changed or modified by an amendment to this Declaration or by way of another duly recorded instrument designating an area as a Restricted Use Area. The Trustees shall not, however, change or modify the Restricted Use Areas designated for the exclusive use of a particular Parcel without first obtaining the prior written consent of the Owner or Owners of said Parcel (as the case may be) (or the consent of any tenant or other person, if any, to whom the Owner or Owners of a specific Parcel have from time-to-time specifically delegated said Owner's or Owners' specific right to so consent in a writing placed of record with the St. Louis County Recorder of Deeds) affected by such change or modification.

     4.2 EASEMENTS FOR THE USE OF COMMON PROPERTY AND RESTRICTED USE AREAS. Every Owner and tenant of the Property (herein sometimes referred to individually as the "Benefited Party" and collectively as the "Benefited Parties") and their respective successors and assigns, invitees, agents, employees, tenants, contractors and licensees shall have a right and non-exclusive perpetual easement of enjoyment in and to the Common Property (exclusive of the Restricted Use Areas as from time-to-time designated) for the limited purpose of ingress, egress, parking and loading, subject only to such reasonable rules and regulations as may from time to time be established by the Trustees, including, but not limited to the designation and assignment of certain parking areas within the Common Property (exclusive of the Restricted Use Areas) for the benefit of the respective Owners and occupants of the Parcels and the establishment of Restricted Use Areas. In addition, every Owner and tenant of a specified Parcel to whom a Restricted Use Area has been specifically assigned and designated and their respective invitees, agents, employees, tenants, contractors and licensees shall have a right and exclusive, non-perpetual easement of enjoyment in and to the specified Restricted Use Area (but said specified Restricted Use Area only) for the purposes of ingress, egress, parking and loading and such other purposes as are consistent herewith and not in violation of any applicable laws and/or regulations and/or the Riverport Indenture, subject only to such reasonable rules and regulations as may from time to time be established by the Trustees which are consistent with the provisions hereof. In addition, the Trustees shall grant to the Owners of each Parcel, and third parties as is reasonably necessary, such non-exclusive utility easements as are reasonably necessary to provide underground utility service to the Parcels and Common Property.

     4.3 TITLE TO COMMON PROPERTY. Title to the Common Property, including the Restricted Use Areas, shall be and remain with the Trustees. Any conveyance or change of ownership of all or any part of a Parcel in Duke/Riverport Site No. 1 shall convey with it a beneficial interest in the Common Property (exclusive of the Restricted Use Areas) and in the Restricted Use Area assigned to a particular Parcel, if any, but no such interest in the Common Property or a Restricted Use Area shall be conveyed except in conjunction with a conveyance of a Parcel. Any conveyance of all or any part of a Parcel shall carry with it all rights and interests in and to the Common Property (exclusive of the Restricted Use Areas) and in and to the Restricted Use Area assigned to a particular Parcel, if any, although such is not expressly mentioned; provided, however, that no right or power conferred upon the Trustees shall be abrogated.

     4.4 EXTENT OF EASEMENTS. The rights and easements of enjoyment in the Common Property (including the Restricted Use Areas) created hereby shall be subject to the following: (a) The right of the Trustees to prescribe reasonable rules and regulations for the use, enjoyment, improvement, and maintenance of the Common Property and Restricted Use Areas; (b) Subject to the provisions of
SECTION 4.1 hereof, the right of the Trustees to purchase, alter, and use the Common Property and Restricted Use Areas, or any part thereof; (c) The right of the Trustees to sell or convey the Common Property and Restricted Use Areas, or any part thereof, in the event of condemnation or taking by a public agency972451523; (d) The right of the Trustees to designate Restricted Use Areas or grant easements to Restricted Use Areas for the exclusive benefit of one or more Parcels; and (e) All other rights reserved to the Trustees in this Declaration and all rights reserved in the Riverport Indenture but only to the extent that such rights are applicable to the Property.

     4.5 TRUSTEES MANAGEMENT OF COMMON PROPERTY. Except as otherwise provided herein, the Common Property shall be for the benefit and use of all Owners and future Owners in Duke/Riverport Site No. 1 and it is deemed to be in the best interests of all Owners and future Owners to vest in the Trustees the exclusive powers to manage, control, improve, maintain and keep in repair the Common Property. The Trustees are (subject to the limitations with respect to the Restricted Use Areas herein specifically provided) therefore authorized and empowered to: (i) keep the Common Property open at all times for the benefit and use of the Benefited Parties; (ii) secure to such Benefited Parties the rights, benefits and advantages of having ingress and egress from and to, over, along and across the Common Property and of frequenting and using and enjoying the Common Property in such manner and to such an extent as will enable such Owners, their lessees, tenants, employees and customers to equitably enjoy and mutually derive the maximum benefit from the Common Property, taking into account the character of the occupancy and the use to which the Parcels are put from time-to-time; (iii) assign to the Owners of Parcels benefited by the Restricted Use Areas, the duty to manage, control, improve, maintain and keep in repair such Restricted Use Areas, in a manner consistent with this Declaration, the Riverport Indenture and subject to the rights reserved by the Trustees herein;
(iv) make and enforce reasonable rules and regulations governing the use of the Common Property; (v) to employ attendants; to require identification; (vi) to allot or assign spaces; to make charge, in a non-discriminatory manner, for parking spaces where appropriate; (vii) to reconfigure the parking areas; and
(viii) to restrict the use of certain parking areas and to make any other reasonable regulations for the general welfare of all of the Benefited Parties, to the end that so far as is reasonably possible of accomplishment, the Benefited Parties collectively shall enjoy the maximum and most beneficial use of the Common Property. It is understood and agreed by the Benefited Parties that it will not be possible for the Trustees to so manage the Common Property that the use is necessarily proportionate or equal among the Owners. Notwithstanding anything herein to the contrary, each Benefited Party shall at all times be entitled to the minimum number of parking spaces required for general office use by the zoning ordinances of the City of Maryland Heights, Missouri or other governmental authority then having jurisdiction over the Property.

     4.6 MAINTENANCE OF RESTRICTED USE AREAS AND COMMON PROPERTY. (a) Each Owner shall be responsible for the maintenance and repair of the Restriced Use Areas designated for the use of each Owner's Parcel and shall: (i) keep all portions of the Restricted Use Areas desigated for the use of the Owner's Parcel in good order and repair and free of litter, weeds, trash and debris; (ii) maintain all lawn areas and landscaping within each portion of the Restricted Use Areas designated for the use of the Owner's Parcel, including regular mowing of all lawn areas and trimming, maintenance and, when necessary, replacement of trees and shrubbery; (iii) police and protect the Restricted Use Areas; (iv) maintain standard extended coverage and public liability insurance covering the Restricted Use Areas with coverage reasonably acceptable to the Trustees and such other insurance as the Trustees shall reasonably determine from time-to-time to be desireable; and (v) be responsible for the all costs and expenses associated with the Restricted Use Areas, including but not limited to, taxes, insurance, and utilities. Owners may take reasonable actions to restrict parking and access to their Restricted Use Areas, including, but not limited to, the erection of gates and/or card entry systems; provided, however, that: (1) such actions do not operate to unreasonably restrict the Benefited Parties' use and enjoyment of the remaining Parcels or the other Common Property (exclusive of the Restricted Use Areas) consistent with this Declaration; (2) such actions are not in violation of the zoning ordinances, rules or regulations of the City of Maryland Heights or any other governmental authority having jurisdiction over the Property; (3) no such action is taken without the prior written consent of the Trustees; and (4) no such action is in violation of the Riverport Indenture. Notwithstanding anything herein to the contrary, the Owners shall not assign, lease, convey, encumber or otherwise dispose of any Restricted Use Areas without the unanimous prior written consent of the Trustees. In the event an Owner fails to perform its obligations with regard to the Restricted Use Areas, the Trustees may perform such obligations of the Owner and assess the Owner for the costs actually and reasonably incurred (sometimes referred to herein as "Restricted Use Area assessments"). (b) Except (i) as provided in foregoing SUBSECTION (A) above and (ii) repair, maintenance or replacement of the Common Property which is the responsibility of any utility company or public or quasi-public body, the Trustees shall maintain all Common Property in good order and repair. The Trustees shall not, however, be liable to any Owner, tenant or other person or entity for damages to property or injury or death to persons arising out of any failure to repair and maintain any Common Property. Maintenance, repair or replacement by the Trustees of any Common Property shall be performed in a manner which does not unreasonably delay or interfere with the Owners' use of the Common Property (exclusive of the Restircted Use Areas), a Restricted Use Area designated for the use and enjoyment of a specific Parcel, or an Owner's use of its Parcel. The Trustees shall have reasonable access over and across any Parcel to all Common Property to the extent necessary to permit the Trustees to maintain, repair or replace such Common Property. Maintenance by the Trustees of the Common Property, except as provided in the Riverport Indenture, shall include, but not be limited to, the following: (1) The private roadways and sidewalks within the Common Property (exclusive of the Restricted Use Areas) shall be swept and, to the extent reasonably possible, snow and ice shall be removed therefrom. (2) The lighting, signs, islands and other private street improvements located within the Common Property (exclusive of the Restricted Use Areas) shall be maintained in good repair. (3) Landscaping, including lawn areas, trees and shrubbery at all entrances to the Property, shall be maintained in a first-class condition by cutting, trimming, feeding and weeding. (4) The land and any improvements lawfully constructed on the Common Property shall be restored to the extent damaged in connection with the maintenance, repair or replacement of any easement. (5) The Trustees shall be entitled to replace any improvement constituting a part of the Common Property when necessary for the proper functioning of the Common Property. (6) The Trustees shall maintain insurance coverage as follows: 972451524(i) All improvements upon the Common Property (excluding the Restricted Use Areas) shall be insured in an amount equal to the maximum insurance replacement value, and afford protection against loss or damage by fire or other hazards covered by a standard extended coverage endorsement and such other risks as the Trustees reasonably determine from time-to-time, including, vandalism; (ii) Public liablility, including medical payments insurance, in such amounts and with such coverage as shall be reasonably determined by the Trustees; 972451525(iii) Workmen's compensation insurance meeting the requirements of the laws of Missouri; 972451526and (iv) Fidelity insurance on the Trustees and all other persons or entities handling funds of behalf of the Owners of Duke/Riverport Site No. 1, in an amount equal to a minimum of one hundred fifty percent (150%) of the estimated annual operating expenses. All expenses incurred or to be incurred by the Trustees in connection with the foregoing (and such other expenses recoverable by the Trustees as herein otherwise provided) shall be recoverable by the Trustees by way of the Annual Assesments For Common Property as in SECTION 3.2 hereof provided. (c) The Trustees shall have the duty and power to pay the general and special taxes, if any, assessed against the Common Property, excluding the Restricted Use Areas, and to receive, hold, convey, dispose of and administer in trust any gift, grant, conveyance or donation of any money or real or personal property for the purpose of executing this trust. The Owners shall have the duty to pay all general and special taxes assessed against the Restricted Use Areas which have been designated for the use of each respective Owner's Parcel and as assessed against the Parcel. Taxes for the Restricted Use Areas shall be equitably allocated among the Owners to which the Restricted Use Areas are assigned by the Trustees and shall be based upon the assessed value of the Restricted Use Areas as determined by the St. Louis County Assessor's Office or other taxing authority then having jurisdiction over the Property.

     4.7 CONSTRUCTION OF PARKING STRUCTURES AND ADDITIONAL PARKING AREAS.

     (a) From time to time it may be necessary or desirable to construct one or more parking structures and/or additional parking areas, so that, at a minimum, the minimum parking requirements as prescribed by the zoning ordinances of the City of Maryland Heights or of any governmental authority then having jurisdiction over the Property will be met. All costs and expenses of construction of said parking structure and/or parking areas shall be borne by the Owners of said Parcels for whose use such parking structures and/or parking areas are constructed and none of the cost and expense associated therewith shall be the responsibility of the Trustees nor shall the Trustees make any assessment in connection with the initial construction of said parking structure and/or parking areas without the unanimous consent of the Owners. Prior to commencement of construction of any improvements, architectural approval must be obtained from the Trustees and as required by the Riverport Indenture. In addition, the Owners of said Parcels must provide the Trustees hereunder with reasonable assurances of Owners financial ability to complete the construction of the parking structure and/or parking areas. Not less than thirty (30) days prior to commencement of construction of any parking structure and/or improvements on the Common Property, the involved Owner hereunder shall notify all other Owners and each person or entity having a mortgage lien of record of the nature and extent of said assurances. The parking structure and/or parking areas constructed by the Owners as provided herein (partially or fully completed) shall be the property of the Trustees and held pursuant to the terms hereof, unless fee simple title to the real estate and parking structure and/or improvements thereon is conveyed to the Owner of any Parcel. Following initial construction, the Owners shall have the duty to make all necessary and proper improvements and repairs to the parking structure and/or parking areas which have been designated as Restricted Use Areas assigned to each Owner's Parcel; to pave, surface, grade or otherwise fit the same for use; to keep the areas in repair, light, police and protect the same. (b) The Trustees shall have the right to grant easements on, over (air) and under the Common Property for reasonable and necessary utility easements and easements between the various Parcels, subject, however, to the reasonable right of each Parcel Owner to reasonably restrict access to its Parcel. (c) The Trustees shall have the power to prohibit any person, firm or corporation from obstructing or occupying with building materials, soil or other objects, the Common Property so as to in any manner obstruct the free use thereof, but the Trustees may permit temporary obstructions of necessity for reasonable periods of time and to this end shall have power to require a reasonable deposit to be made by any such person making temporary use of the Common Property in connection with necessary building or other operations, to guarantee that such obstructions will be removed and the Common Property restored to a condition equal to that existing before the commencement of the work, otherwise such restoration is to be done by the Trustees and paid for from such deposit.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

     5.1 DURATION. This Declaration and the covenants, restrictions and easements set out herein shall run with and bind the land, and shall inure to the benefit of and be enforceable by the Trustees, and every Owner of every Parcel and their respective legal representatives, heirs, successors, and assigns, for a term beginning on the date this Declaration is recorded, and continuing indefinitely. Provided, however, that should this Declaration or any part thereof be held invalid or unenforceable as a result of the term of same being perpetual, then the term hereof shall be deemed to continue through and including December 31, 2033 after which time said covenants shall be automatically extended for successive periods of ten (10) years unless an amendment is approved as set forth below. Provided, however, that no such change shall be effective until the recording of a certified copy of such resolution in the Recorder of Deeds Office, St. Louis County, Missouri. Upon the expiration of this Declaration or the earlier vacation of all of the Common Property, fee simple title to the Common Property shall vest in the then Owners, as tenants in common, each owning that proportion of interest therein according to each Owner's Pro-Rata Interest; provided further that, title to Restricted Use Areas reserved for the exclusive use of an individual Parcel, shall vest in the Owner of the Parcel to which the Restricted Use Areas is reserved. The rights of said tenants in common shall only be exercisable appurtenant to and in conjunction with said Owners' ownership of Parcels within Duke/Riverport Site No. 1. The Owners agree to cooperate as necessary to subdivide the Property and take all other actions necessary to accomplish the foregoing.

     5.2 AMENDMENT.  Except as herein otherwise  specifically provided, for five
(5) years from and after the date that this Declaration is recorded with the St. Louis County Recorder of Deeds, same may be amended by the unanimous vote of the Trustees voting in person or by proxy, at a meeting duly called for such purpose and, thereafter, any amendment (except those requiring the unanimous consent of Owners as herein provided) may be made by a two-thirds (2/3) vote of the Owners; providing, however, that no amendment shall at anytime be made without the unanimous consent of the Owners and each person or entity having a mortgage lien of record (which consent shall not be unreasonably withheld, conditioned or delayed): (i) which would have the effect of denying an Owner of his voting rights in connection with the election of Trustees; or (ii) which would have the effect of unreasonably denying the substantive rights of the Owners and/or their mortgage lenders herein specified. Any amendment shall become effective when an instrument is filed for record in the Recorder of Deeds Office, St. Louis County, Missouri, with the signatures of the Trustees indicating the approval of the Owners and/or mortgage lenders, if required. No such amendment shall: (1) reduce the number of Trustees on the Board of Trustees as herein provided; or
(2) eliminate the requirement of any cognizant governmental authority that unfilled vacancies on the Board of Trustees be filled by said cognizant governmental authority.

     5.3 ENFORCEMENT. The Trustees shall have the duty and each and every Owner, tenant and/or person or entity having a mortgage lien of record of any part of the Property or on a Parcel or part thereof shall have the right (but not the duty) to enforce the covenants and restrictions set out in this Declaration (and any rules and regulations promulgated by the Trustees hereunder) as same may be from time to time amended. Enforcement of the covenants and restrictions shall be by any proceeding at law or in equity against any person or persons violating or attempting to violate any protective conditions, covenant, restriction, or reservation (or any rules and regulations promulgated by the Trustees hereunder) either to restrain violation and/or to recover damages, and against the Property, and/or any Parcel to enforce any lien created by these protective conditions, restrictions, reservations, and covenants (and any rules and regulations promulgated by the Trustees hereunder). Failure by the Trustees or any Owner, tenant and/or mortgage lender to enforce any such protective condition, covenant, restriction or reservation shall in no event be deemed a waiver of the right to do so thereafter.

     5.4 SEVERABILITY OF PROVISIONS. If any Article, section, paragraph, sentence, clause or phrase of this Declaration shall be or become unenforceable, illegal, null, or void for any reason or shall be held by any court of competent jurisdiction to be illegal, null, or void, the remaining Articles, sections, paragraphs, sentences, clauses, or phrases of this Declaration shall continue in full force and effect and shall not be affected thereby. It is hereby declared that said remaining Articles, sections, paragraphs, sentences, clauses, and phrases would have been and are imposed irrespective of the fact that any one or more other Articles, sections, paragraphs, sentences, clauses, or phrases shall become or be illegal, null, or void.

     5.5 NOTICE. Wherever written notice to Duke Realty, a Trustee, or Owner, tenant, or mortgage lender of a Parcel within Duke/Riverport Site No. 1 is permitted or required hereunder, such shall be given by United States, registered or certified, mail, return receipt requested, postage prepaid, to the address appearing on the records of the Trustees, or delivered in person or by facsimile (unless written notice has been given to the Trustees of a different address, in which event such notice shall be sent to the address so designated). Any notice so given shall conclusively be deemed to have been given at the time of placing same in the United States mail, properly addressed, whether received by the addressee or not, or upon receipt or refusal if delivered personally or by facsimile.

     5.6 TITLE. The titles, headings, and captions which have been used throughout this Declaration are for convenience only and are not to be used in construing this Declaration or any part thereof.

     5.7 SINGULAR AND PLURAL. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to including any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

     5.8  BINDING  EFFECT.   This  Declaration  shall  bind  the  heirs,   legal
representatives,  successors and assigns of the parties hereto.

     5.9 CONFLICTING TERMS. If any provision of this Declaration violates any provision of the Riverport Indenture, then such provision of this Declaration shall be automatically modified to the minimum extent necessary to comply with the Riverport Indenture.

     IN WITNESS WHEREOF, W. Gregory Thurman, Timothy J. McCain and Lisa G. Bulczak, Trustees of Duke/Riverport Site No. 1, and Duke Realty Limited Partnership, an Indiana limited partnership, have caused this instrument to be executed as of the day and year first above written.

TRUSTEES OF DUKE/RIVERPORT SITE NO. 1

--------------------------
W. Gregory Thurman

--------------------------
Timothy J. McCain

--------------------------
Lisa G. Bulczak


                                        DUKE REALTY LIMITED PARTNERSHIP,
                                        An Indiana limited partnership
S  E  A  L
                                        By:    DUKE REALTY INVESTMENTS, INC.,
                                               An Indiana Corporation,
                                               Its General Partner
ATTEST:
                                         By:________________________________
                                              W. Gregory Thurman
_____________________________                 Vice president and General Manager
James D. Eckhoff                              St. Louis - Office
Assistant Secretary

STATE OF MISSOURI                          )
                                           ) SS
COUNTY OF ST. LOUIS                        )

     On this ____ day of ______________, 1998, before me, a Notary Public in and for the County of St. Louis, State of Missouri, duly commissioned and sworn, personally appeared W. Gregory Thurman, Timothy J. McCain and Lisa G. Bulczak, known to me to be named herein as the TRUSTEES OF DUKE/RIVERPORT SITE NO. 1 and also known to me to be the persons who executed the foregoing instrument, the said W. Gregory Thurman; Timothy J. McCain and Lisa G. Bulczak having stated to me that they executed the foregoing instrument as their free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County of St. Louis, State of Missouri, the day and year in this certificate first above written.


                                         ----------------------------------
                                                    Notary Public


STATE OF MISSOURI                       )
                                        ) SS
COUNTY OF ST. LOUIS`                    )

     On this ____ day of ____________, 1998, before me a Notary Public in and for the County of St. Louis, State of Missouri, duly commissioned and sworn, personally appeared W. Gregory Thurman, known to me to be the Vice President and General Manager, St. Louis - Office of DUKE REALTY INVESTMENTS, INC., the corporation described in the foregoing instrument, and also known to me to be the person who executed the foregoing instrument, the said W. Gregory Thurman having stated to me that he executed said instrument on behalf of the corporation therein named, and acknowledged that such corporation executed the same as the free act and deed of said corporation and with full authority of its Board of Directors, and as General Partner, with authority, of DUKE REALTY LIMITED PARTNERSHIP.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County of St. Louis, State of Missouri, the day and year in this certificate first above written.


                                            ----------------------------------
                                                            Notary Public

                                   EXHIBIT A
                                (TO DECLARATION)


                This Exhibit contains a pictorial of Site No. 1

                                    EXHIBIT C
                          TO EIGHTH AMENDMENT TO LEASE

                                   RESOLUTIONS

     The undersigned, being all of the Trustees of Duke/Riverport Site No. 1 pursuant to that certain Declaration of Covenants, Restrictions and Easements for Access and Parking for Property in the City of Maryland Heights, County of St. Louis, State of Missouri, known as Duke/Riverport Site No. 1, dated __________________, 1998 (the "Parking Indenture"), and recorded at Book _____ Page _____ of the St. Louis, County, Missouri records, hereby consent and agree to the following resolutions and waive notice of a meeting of the Trustees and the holding of such meeting, it being intended that this consent shall have the same force and effect as the vote of the Trustees at a regular or special meeting of the Trustees duly called and held.

     The resolutions to which the undersigned consent and agree to are as follows:

     BE IT RESOLVED, that in accordance with Section 4.2 of the Parking Indenture, the Trustees hereby assign and designate to the Owner of Lot 1A of Duke/Riverport Site No. 1, according to the plat thereof recorded at Book _____ Page ____ of the St. Louis, County, Missouri records (herein sometimes referred to as "Lot 1B"), from time to time and to its tenant, Express Scripts, Inc. ("Tenant"), and their respective successors and assigns, those certain 56 parking spaces (the "Designated Parking Spaces") within the Common Property (as described in the Parking Indenture) as shown and depicted on Exhibit 1 to this Resolution, for use by the Tenant and its directors, officers, employees, representatives, agents, guests and invitees;

     RESOLVED, that the Designated Parking Spaces shall continue to be within the Common Property and shall not be part of any Restricted Use Area (as described in the Parking Indenture); and be it further

     RESOLVED, that the Trustees hereby consent to the lease of the Restricted Use Area assigned and designated to Lot 1A under the Parking Indenture ("Lot 1A RUA") and the lease of the other Common Property (including the Designated Parking Spaces) by the Owner of Lot 1A to the Tenant; and be it further

     RESOLVED, that the Trustees confirm and ratify that the Lot 1A RUA shall be for the exclusive benefit of Lot 1A; and be it further

     RESOLVED, that Tenant shall have the right, at its sole cost and expense, to install signs identifying the Designated Parking Spaces for Tenant's use (subject to the Trustees' approval of the form and content of said signage, which approval shall not be unreasonably withheld, conditioned or delayed); and be it further

     RESOLVED, that the Trustees have received a copy of the that certain Eighth Amendment to Lease dated August 14, 1998, by and between Duke Realty Limited Partnership and Tenant, and acknowledge that the Owner of Lot 1A has delegated to Tenant certain consent rights set forth in the Parking Indenture, including the following: (1) consent rights with respect to Special Assessments as provided in Section 3.4 of the Parking Indenture, and (ii) consent rights with respect to any change or modification of Lot 1A RUA as provided in Section 4.1 of the Parking Indenture; and be it further

     RESOLVED, that these Resolutions and the rights herein conferred to Tenant shall run to and benefit Tenant and its successors and assigns and shall continue without revocation or amendment so long as Tenant leases all or a portion of Lot 1A (except to the extent Tenant otherwise consents to any revocation or amendment in writing), and in the event that at any time hereafter Tenant becomes the Owner of Lot 1A, the rights herein confirmed to Tenant shall run to Tenant as Owner of Lot 1A (and to subsequent Owners) without revocation or amendment (except to the extent the Owner(s) otherwise consents to any revocation or amendment in writing); and be it further

     RESOLVED, that each of the Trustees, be and here is authorized and directed to do all acts and things as may be necessary or desirable to carry out the purpose and intent of these resolutions, and that all of the acts and doings, whether heretofore or hereafter done or performed in connection herewith are hereby, in all respects, ratified, approved and confirmed.

Dated"_______________, 1998

                                   ______________________________
                                    W. Gregory Thurman


                                   _______________________________
                                    Timothy J. McCain


                                   _______________________________
                                     Lisa G. Bulczak

                                   BEING ALL OF THE TRUSTEES

                                    EXHIBIT 1
                                 TO RESOLUTIONS
                                  (LOT 1a RUA)


    (This Exhibit contains a pictorial of Site 1 - Designated Parking Spaces)